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                                                                     Exhibit 21




                      SUBSIDIARIES OF THE PITTSTON COMPANY
          (PERCENTAGE OF VOTING SECURITIES 100% UNLESS OTHERWISE NOTED)

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
                                                                                                    Jurisdiction
            Company                                                                               of Incorporation
            -------                                                                               -----------------
The Pittston Company [Delaware]                                                                    Delaware
Glen Allen Development, Inc.                                                                       Delaware
Pittston Services Group, Inc.                                                                      Virginia
      Brink's Holding Company                                                                      Virginia
            Brink's Home Security, Inc.                                                            Delaware
                  Brink's Guarding Services, Inc.                                                  Delaware
                  Brink's Home Security Canada Limited                                             Canada
            Brink's, Incorporated                                                                  Delaware
                  Brellis Partners, L.P. (50% Partnership)                                         Virginia
                  Brink's Antigua Limited (47%)                                                    Antigua
                  Brink's Express Company                                                          Illinois
                  Brink's (Liberia) Inc.                                                           Liberia
                  Brink's Redevelopment Corporation                                                Missouri
                  Brink's St. Lucia Limited (26%)                                                  B.W. Indies
                  Brink's Security International, Inc.                                             Delaware
                        Brink's Brokerage Company                                                  Delaware
                        Brink's Asia Pacific Pty Ltd.                                              Australia
                        Brink's Allied Limited  (50%)                                              Ireland
                             Allied Couriers Limited                                               Ireland
                             Brinks Ireland Limited                                                Ireland
                        Brink's Argentina S.A.(51%)                                                Argentina
                        Brink's Ayra India Private Limited (40%)                                   India
                        Brink's Australia Pty. Limited                                             Australia
                        Brink's Bolivia S.A. (93.76% & BI .27%)                                    Bolivia
                        Brink's Canada Limited                                                     Canada
                             Brink's Security Company Limited                                      Canada
                             Brink's SFB Solutions, Ltd.                                           Canada
                        Brink's C.I.S., Inc.                                                       Delaware
                        Brink's de Colombia S.A. (50.5%)                                           Colombia
                             Domesa de Colombia, S.A. (77%, C. Brinks 18%)                         Colombia
                        Brink's Diamond and Jewelry Services, Inc.                                 Delaware
                        Brink's Diamond & Jewellery Services (International) (1993) Ltd.
                          (99.9% BI .1%)                                                           Israel
                        Brink's Diamond & Jewelry Services S.R.L.(99.9% BI .1%)                    Italy
                        Brink's Far East Limited  (99.9% BI .1%)                                   Hong Kong
                        Brink's-Hong Kong Limited (99.9% BI .1%)                                   Hong Kong
                        Brink's International Air Courier, Inc.                                    Delaware
                        Brink's International Management Group, Inc.                               Delaware
                        Brink's (Israel) Limited (70%)                                             Israel
                        Brink's Japan Limited (51%)                                                Japan
                        Brink's Nederland B.V.                                                     Netherlands
                        Brink's Network, Incorporated                                              Delaware
                        Brink's Pakistan (Pvt) Limited (49%)                                       Pakistan
                        Brink's Panama, S.A. (49%)                                                 Panama
                             Immobiliaria Brink's Panama, S.A.                                     Panama
                        Brink's Puerto Rico, Inc.                                                  Puerto Rico
                        Brink's S.A.                                                               France
                        Brink's-Schenker GmbH (50%)                                                Germany
                             Brink's Sicherheit                                                    Germany
                                    Security Consulting & Services GmbH                            Germany
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                                        2
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                                                                                                   Jurisdiction
            Company                                                                              of Incorporation
            -------                                                                              -----------------
            Brink's Singapore Pte. Ltd. (60%)                                                      Singapore
            Brink's Securmark S.p.A. (24.5%)                                                       Italy
            Brink's (Southern Africa) (Proprietary) Ltd.                                           South Africa
            Brink's Taiwan Limited (94%)                                                           Taiwan
            Brink's (Thailand) Limited (40%)                                                       Thailand
            Brink's (UK) Limited                                                                   U.K.
                   Brink's Commercial Services Limited (BUK-99%, BSI-1sh)                          U.K.
                   Brink's Diamond & Jewellery Services Limited
                    (BUK-99%, BSI-1sh)                                                             U.K.
                   Brink's Limited (BUK-99%, BSI-1sh)                                              U.K.
                          Brink's (Gibraltar) Limited (99%)                                        Gibraltar
                          Brink's Limited (Bahrain) EC                                             Bahrain
                          Brink's Security Limited (15% Legal Title Bks-Zieg.)
                           (BL-99%, BUK 1%)                                                        U.K.
                          Quarrycast Commercial Limited
                           (15% Leg.Ttle Bks-Zieg.) (BL-50%, BUK 1%)                               U.K.
                   Brink's-Ziegler S.A. (50%)                                                      Belgium
                   Brink's Zurcher Freilager A.G. (51%)                                            Switzerland
                   Cavalier Insurance Company, Ltd.                                                Bermuda
                   Centro Americana de Inversiones Balboa C.A.(BSI 100%)                           Panama
                   S.A. Brink's Diamond & Jewelry Services, N.V. (99%) (BDJS, Inc. 1%)             Belgium
                   S.A. Brink's Europe N.V. (99%) (BDJS, Inc.-1%)                                  Belgium
                   S.A. Brink's-Ziegler Luxemborg (50%)                                            Luxemborg
                   Servicios Brink's S.A. (60.45%)                                                 Chile
                   Societe Anonyme of Provision of Services in Transportation
                          and Protection of Valuables (50.05%)                                     Greece
                   Transpar Participacoes Ltda. (99.9%) [.1% by Bks Inc.]                          Brazil
                         Alarm-Curso de Formacao de Vigilantes, Ltda. (99%)                        Brazil
                         Brinks Seguranca e Transporte de Valores  (99%)                           Brazil
                         Brinks Viaturas e Equipamentos Ltda. (99%)                                Brazil
                   Transporte de Valores Brink's Chile S.A. (60.45%)                               Chile
            Brink's SFB Solutions, Inc.                                                            Delaware
            Hermes Transportes Blindados S.A. (BI-4.96%; Balboa 31.038%)                           Greece
            Security Services (Brink's Jordan) Company Ltd. (45%)                                  Jordan
            Custravalca Brink's, C.A. (61%)                                                        Venezuela
            Servicio Pan Americano de Proteccion, S.A.  (20%)                                      Mexico
                   Canamex (51%)                                                                   Mexico
                   Inmobiliaria, A.J. (99.9%)                                                      Mexico
                   Productos Pan Americanos de Proteccion (99.9%)                                  Mexico
                   Servicio Salvadoreno de Proteccion (14%)                                        Mexico
                   VIGYA (99.9%)                                                                   Mexico
            Pittston Finance Company Inc.                                                          Delaware
      BAX Holding Company                                                                          Virginia
            BAX Finance Inc.                                                                       Delaware
            BAX Global Inc.                                                                        Delaware
                 BAX Global International Inc.                                                     Delaware
                      BAX Holdings, Inc. (18.35%)                                                  Philippines
                           BAX Global (Philippines), Inc. (BHI-48.9%/BAI-50.9%)                    Philippines
                      BAX Global (Malaysia) Sdn. Bhd.                                              Malaysia
                           BAX Global Imports (Malaysia) Sdn. Bhd.
                            (40%, Bumpautra-60%)                                                   Malaysia
                      BAX-Transitarios, Limitada                                                   Portugal
                      Burlington Air Express Aktiebolag                                            Sweden
                      Burlington Air Express AG                                                    Switzerland
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                                       3

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

                                                                                                    Jurisdiction
            Company                                                                               of Incorporation
            -------                                                                               -----------------
                 BAX Global A/S                                                                    Denmark
                 Burlington Air Express (Brazil) Inc.                                              Delaware
                 BAX Global (Canada) Ltd.                                                          Canada
                      797726 Ontario Limited                                                       Canada
                 Burlington Air Express Chile LLC                                                  Chile
                 Burlington Air Express do Brazil Ltda.                                            Brazil
                 Burlington Air Express (Dubai) Inc.                                               Delaware
                 BAX Global (France) SARL                                                          France
                      BAX Global S.A.                                                              France
                 Burlington Air Express GmbH                                                       Germany
                 BAX Global Holding Pty. Limited                                                   Australia
                      Burlington Air Express (Aust) Pty. Limited                                   Australia
                             AFCAB Pty. Limited (11.53%)                                           Australia
                             Brisbane Air Freight Forwarders Terminal Pty Ltd. (20%)               Australia
                      BAX Global Cartage Pty. Limited                                              Australia
                 BAX Global Japan K.K.                                                             Japan
                 Burlington Air Express (Korea) Co. Ltd. (51%)                                     South Korea
                 Burlington Air Express Limited                                                    Hong Kong
                 BAX Global, S.A. de C.V.                                                          Mexico
                 BAX Global (N.Z.) Ltd.                                                            New Zealand
                      Colebrook Bros. Ltd.                                                         New Zealand
                      Walsh and Anderson (1991) Limited                                            New Zealand
                 Burlington Air Express S.A. (Spain)                                               Spain
                 Burlington Air Express Services Inc.                                              Delaware
                 BAX Global S.r.l. [Italy]                                                         Italy
                      CSC Customs and Management Services S.r.L.                                   Italy
                 Burlington Air Express (U.K.) Limited                                             U.K.
                        Alltransport Holdings Limited                                              U.K.
                                Alltransport International Group Limited                           U.K.
                                Alltransport Warehousing Limited                                   U.K.
                                BAX Global (UK) Limited                                            U.K.
                                Pittston Administrative Services (U.K.) Limited                    U.K.
                                BAX Global Ocean Services Limited                                  U.K.
                        WTC Air Freight (U.K.) Limited                                             U.K.
                  BAX Express Limited (Ireland)                                                    Ireland
                  BAX International Forwarding Ltd. (33%)                                          Taiwan
                        Burlington Air Express (Taiwan) Ltd.                                       Taiwan
                  Burlington Networks B.V.                                                         Netherlands
                        Burlington Air Express B.V.                                                Netherlands
                               Burlington Air Express N.V./S.A.(Belgium) (97%, BNI-3%)             Belgium
                               BAX Global Pte Ltd.(Singapore)                                      Singapore
                        J. Cleton & Co. Holding B.V.                                               Netherlands
                               J. Cleton & Co. B.V.                                                Netherlands
                               Logicenter, B.V.                                                    Netherlands
                               Chip Electronic Services B.V. (50%)                                 Netherlands
                  Burlington Networks Inc.                                                         Delaware
                  Burlington-Transmaso Air Express Lda. (50%)                                      Portugal
                  BAX Global (Proprietary) Limited                                                 Australia
                         Traco Freight (Proprietary) Limited                                       Australia
                         Transkip (Proprietary) Limited                                            Australia
                  Indian Enterprises Inc.                                                          Delaware
                         Indian Associates Inc. (40%)                                              Delaware
                                Burlington Air Express Private Limited  (65%, BAXI-35%)            India
            Burlington Air Imports Inc.                                                            Delaware

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                                       4

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


                                                                                                    Jurisdiction
            Company                                                                               of Incorporation
            -------                                                                               -----------------
                  Burlington Airline Express Inc.                                                  Delaware
                  Burlington Land Trading Inc.                                                     Delaware
                  Highway Merchandise Express, Inc.                                                California
                  WTC Airlines, Inc.                                                               California
                  WTC SUB                                                                          California
           Pittston Administrative Services Inc.                                                   Delaware
   Pittston Minerals Group Inc.                                                                    Virginia
           Pittston Coal Company                                                                   Delaware
                  American Eagle Coal Company                                                      Virginia
                  Appalachian Equipment Rental Corp.                                               Delaware
                  Heartland Coal Company                                                           Delaware
                  Maxim Management Company                                                         Virginia
                  Mountain Forest Products, Inc.                                                   Virginia
                  Pine Mountain Oil and Gas, Inc.                                                  Virginia
                        Cenestia Energy, Inc.                                                      West Virginia
                  Pittston Acquisition Company                                                     Virginia
                        Addington, Inc.                                                            Kentucky
                             Huff Creek Energy Company                                             West Virginia
                             Ironton Coal Company                                                  Ohio
                        Appalachian Land Company                                                   West Virginia
                        Appalachian Mining, Inc.                                                   West Virginia
                             Molloy Mining, Inc.                                                   West Virginia
                             Wilderness Mining Company, Inc.                                       West Virginia
                        Kanawha Development Corporation                                            West Virginia
                        Vandalia Resources, Inc.                                                   West Virginia
                             Ansted Coal Company (Oregon)                                          Oregon
                             Vandalia Mining Corporation (WV)                                      West Virginia
                  Pittston Coal Management Company                                                 Virginia
                  Pittston Coal Sales Corp.                                                        Virginia
                  Pittston Coal Terminal Corporation                                               Virginia
                  Pyxis Resources Company                                                          Virginia
                        HICA Corporation                                                           Kentucky
                        Heartland Resources Inc.                                                   West Virginia
                        Holston Mining, Inc.                                                       West Virginia
                        Motivation Coal Company                                                    Virginia
                        Paramont Coal Corporation                                                  Delaware
                        Pyxis Coal Sales Company                                                   Virginia
                  Sheridan-Wyoming Coal Company, Incorporated                                      Delaware
                  Thames Development, Ltd.                                                         Virginia
                        Buffalo Mining Company                                                     West Virginia
                        Clinchfield Coal Company                                                   Virginia
                        Dante Coal Company                                                         Virginia
                        Eastern Coal Corporation                                                   West Virginia
                        Elkay Mining Company                                                       West Virginia
                        Jewell Ridge Coal Corporation                                              Virginia
                        Kentland-Elkhorn Coal Corporation                                          Kentucky
                        Little Buck Coal Company                                                   Virginia
                        Meadow River Coal Company                                                  Kentucky
                        Pittston Coal Group, Inc.                                                  Virginia
                        Ranger Fuel Corporation                                                    West Virginia
                        Sea "B" Mining Company                                                     Virginia
           Pittston Mineral Ventures Company                                                       Delaware
                  PMV Gold Company                                                                 Delaware
                        Pittston Nevada Gold Company (50%) [50% by MPI Gold (USA) Ltd.]            Delaware

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                                       5

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

                                                                                                    Jurisdiction
            Company                                                                               of Incorporation
            -------                                                                               -----------------
                   MPI Gold (USA) Ltd. (34.1%)                                                     Nevada
              Pittston Mineral Ventures International Ltd.                                         Delaware
              Pittston Mineral Ventures of Australia Pty Ltd.                                      Australia
                   Carbon Ventures Pty. Limited                                                    Australia
                        International Carbon (Aust.) Pty. Limited                                  Australia
                   Mining Project Investors Pty. Ltd. (34.2%)                                      Australia
                        Fodina Minerals Pty. Limited                                               Australia
                        MPI Gold Pty. Limited                                                      Australia
                              Stawell Gold Mines Pty. Limited                                      Australia
                        MPI Gold (USA), Inc.                                                       Delaware
                   Pittston Australasian Mineral Exploration Pty Limited                           Australia
                   Pittston Black Sands of Western Australia Pty Limited                           Australia


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